                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                            FORM 8-K/A

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported): DECEMBER 31, 1995
                                                  .................


                       GREAT FALLS BANCORP
 .................................................................
      (Exact name of registrant as specified in its charter)

 NEW JERSEY               0-14294               22-2545165
 .................................................................
  (State or other     (Commission             (IRS Employer
  jurisdiction of         File No.)             Identification No.)
  incorporation)     (IRS Employer


  55 UNION BOULEVARD, TOTOWA, NEW JERSEY          07512
  .................................................................
  (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: 201-942-1111
                                                   ..............


                               NONE
 .................................................................
  (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

     The Corporation's acquisition (the "Acquisition") of Bergen Commercial Bank ("Bergen"), a commercial bank chartered under the laws of the State of New Jersey, became effective at 11:59 p.m. on December 31, 1995 (the "Effective Time"). The Acquisition was pursuant to an Acquisition Agreement and a Plan of Acquisition (collectively referred to herein as the "Agreement"), each dated August 16, 1995, between the Corporation and Bergen. The Acquisition was approved by the shareholders of Bergen and the Corporation at special meetings of their respective stockholders which were each held on December 19, 1995.

     At the Effective Time, each outstanding share of Bergen Common Stock was automatically converted into 1.7 shares of the Common Stock of the Corporation and the right to receive cash in lieu of fractional shares. The exchange ratio, which was fixed in the Agreement, was determined in negotiations between members of management of Bergen and the Corporation. The exchange ratio was based upon the relative book values per share, subject to certain agreed upon adjustments, of Bergen and the Corporation, respectively, as of June 30, 1995. In lieu of issuing fractional shares, each record holder of Bergen Common Stock who would otherwise have been entitled to a fraction of a share of the Common Stock of the Corporation was paid in cash an amount equal to such fraction multiplied by $17.20, the average of the final bid prices for shares of the Corporation's Common Stock on each of the ten (10) business days preceding the Effective Time.

     629,298 shares of the Common Stock of the Corporation were issued in exchange for shares of Bergen's Common Stock which were outstanding at the Effective Time. In addition, $1,336.34 was paid in lieu of issuing fractional shares. The cash paid in lieu of issuing fractional shares was provided from the Corporation's working capital on hand.

     As a result of the Acquisition, the Corporation became Bergen's sole shareholder. Bergen has three banking offices in Bergen County, New Jersey. At June 30, 1995, Bergen had approximately $71,000,000 of assets, approximately $64,300,000 of liabilities and approximately $6,700,000 in shareholders' equity. Bergen's assets at June 30, 1995 included approximately $9,700,000 of cash and cash equivalents, approximately

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$14,000,000 of securities and approximately $45,100,000 of loans
(net of unearned income and allowance for possible loan losses).
Bergen's liabilities at June 30, 1995 included approximately
$63,700,000 of deposits.

     The following relationships exist between persons who were affiliates of Bergen and the Corporation and its affiliates:
John L. Soldoveri, the Corporation's Chairman and Chief Executive Officer and a principal shareholder of the Corporation, was also a principal shareholder of Bergen. Mr. Soldoveri is the uncle of Anthony M. Bruno, Jr., who is Bergen's Chairman. C. Mark Campbell, President and a director of Bergen, is Mr. Bruno's brother-in-law. Mr. Bruno and David M. Corry, a director of the Corporation's bank subsidiary Great Falls Bank, are both partners in the certified public accounting firm Bruno, DiBello & Co., LLC. As of September 1, 1995, four members (including Mr. Soldoveri) of the Board of Directors of the Corporation and/or Great Falls Bank beneficially owned in the aggregate approximately 6.15% of Bergen's outstanding stock and four members of Bergen's Board of Directors beneficially owned in the aggregate approximately 1.53% of the Corporation's outstanding stock. Pursuant to the Agreement, the following members of Bergen's board of directors were appointed to the Corporation's board of directors: Mr. Bruno, Mr. Campbell and Charles J. Volpe. Also, Mr. Bruno has been elected Vice Chairman of the Corporation and Mr. Campbell has been elected Executive Vice President of the Corporation.


Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired. The following report of independent public accountants, financial statements and notes thereto of the acquired company, Bergen Commercial Bank, are incorporated by reference to the previous filing as part of Form S-4, Registration No. 33-62915 (pages F-1 through F-15, inclusive), which related to the Corporation's acquisition of Bergen:

     Report of Independent Public Accountants (Arthur Andersen
     LLP, dated January 17, 1995)

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     Consolidated Statements of Condition at December 31, 1994
     and 1993

     Consolidated Statements of Income for Each of the Years in the Three-Year Period Ended December 31, 1994

     Consolidated Statements of Changes in Shareholders' Equity for Each of the Years in the Three-Year Period Ended
     December 31, 1994

The Acquisition is accounted for on a pooling-of-interests basis. Financial information concerning Bergen's financial condition and results of operations for the fiscal year ended December 31, 1995 is included in the pro forma financial information for the Corporation and Subsidiaries filed with this Form 8-K/A (see Item 7(b) below). This information is unaudited. Audited information for the year ended December 31, 1995 will be reflected in the Corporation's financial statements included in its 1995 Annual Report to Stockholders, which will be incorporated by reference in the Corporation's Form 10-KSB to be filed for the year ended December 31, 1995. The 1995 Form 10-KSB is not due as of the date of filing this Form 8-K/A.

     (b) Pro forma Financial Information. The following pro forma financial statements, reflecting the combined financial condition and results of operations of the Corporation and its Subsidiaries, including Bergen Commercial Bank, on a pooling-of-interests basis, are filed as a part of this report:

     Pro Forma Consolidated Statements of Condition at December
     31, 1995 and 1994 (Unaudited)

     Pro Forma Consolidated Statements of Income for Each of the
     Years in the Three-Year Period Ended December 31, 1995
     (Unaudited)

     (c)  Exhibits

          (1)  Exhibit Incorporated by Reference.  The
Corporation hereby incorporates by reference to Form S-4, Registration No. 33-62915, Exhibit 2.1, Acquisition Agreement dated August 16, 1995 between Great Falls Bancorp and Bergen
Commercial Bank.


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          (2)  Exhibit Filed with this Report

          Exhibit No.    Title

               23.1      Consent of Arthur Andersen LLP dated
                         March 15, 1996





                            SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREAT FALLS BANCORP
                                   ..............................
                                           (Registrant)

       MARCH 15, 1996                  /s/ George E. Irwin
Date .........................     ..............................
                                           (Signature)

                                        GEORGE E. IRWIN
                                        PRESIDENT


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GREAT FALLS BANCORP AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CONDITION
DECEMBER 31, 1995 and 1994 (in thousands, except share data)
(Unaudited)



ASSETS
                                                               1995      1994

CASH AND DUE FROM BANKS - Non-interest-bearing . . . . .   $ 11,471   $ 6,427
FEDERAL FUNDS SOLD . . . . . . . . . . . . . . . . . . .     17,575     1,625
            Total cash and cash equivalents. . . . . . .     29,046     8,052
DUE FROM BANKS - Interest-bearing. . . . . . . . . . . .      1,148     1,019
SECURITIES:
  Available-for-sale, at fair value. . . . . . . . . . .     47,835    25,403
  Held-to-maturity, at amortized cost
    (aggregate fair values of $36,061 and
     $32,861 in 1995 and 1994, respectively). . . . . .      36,151    33,558

LOANS  . . . . . . . . . . . . . . . . . . .. . . . .  .    131,742    96,664
  Less - Allowance for possible loan losses.. . . . .  .      2,332     1,824
           Unearned income . . . . . . . . .. . . . .  .        303       290
                    Net loans. . . . . . . .. . . . .  .    129,107    94,550
PREMISES AND EQUIPMENT, net. . . . . . . . . . . . . . .      3,082     1,524
OTHER REAL ESTATE. . . . . . . . . . . . . . . . . . . .      2,070     1,184
ACCRUED INTEREST RECEIVABLE. . . . . . . . . . . . . . .      1,977     1,496
INTANGIBLE AND OTHER ASSETS. . . . . . . . . . . . . . .      2,629     1,517
                    Total assets . . . . . . . . . . . .   $253,045  $168,303

LIABILITIES AND SHAREHOLDERS' EQUITY
DEPOSITS:
   Demand:
     Non-interest-bearing. . . . . . . . . . . . . . . .   $ 46,332  $ 32,426
     Interest-bearing. . . . . . . . . . . . . . . . . .     59,141    43,758
   Savings . . . . . . . . . . . . . . . . . . . . . . .     26,030    20,451
   Time (includes deposits $100 and over of $16,316
     in 1995 and $11,418 in 1994). . . . . . . . . . . .     91,263    47,654
                    Total deposits . . . . . . . . . . .    222,766   144,289
ACCRUED INTEREST AND OTHER LIABILITIES . . . . . . . . .      2,951     1,390
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE . . . . .      2,756     2,700
REDEEMABLE SUBORDINATED DEBENTURES . . . . . . . . . . .      4,976     4,963
                    Total Liabilities. . . . . . . . . .    233,450   153,342
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
  Preferred stock, without par value: 1,000,000                   -         -
    shares authorized, none outstanding
  Common Stock, par value $1 per share: 4,000,000
    shares authorized, 1,709,451 nd 1,444,736
    shares outstanding in 1995 and 1994, respectively.  .     1,709     1,443
  Additional paid-in capital . . . . . . . . . . . .  . .    15,231    12,209
  Retained earnings. . . . . . . . . . . . . . . . . .. .     2,102     1,843
  Unrealized holding gain (loss) on securities
    available-for-sale, net of deferred tax benefit . . .       553      (534)
      Total shareholders' equity . . . . . . . . .           19,595    14,961

             Total liabilities and shareholders' equity .  $253,045  $168,303

GREAT FALLS BANCORP AND SUBSIDIARIES--CONSOLIDATED STATEMENTS OF INCOME For the Years Ended December 31, 1995, 1994 and 1993
(in thousands, except per share data)
(Unaudited)

                                                        1995     1994     1993

INTEREST INCOME:
    Interest on loans, including fees. . . . . . .   $11,932   $8,408   $7,087
    Interest on securities . . . . . . . . . . . .     4,790    2,693    1,733
    Interest on Federal Funds sold and deposits
                                     with banks. .       712      301      515
                    Total interest income. . . . .    17,433   11,402    9,335
INTEREST EXPENSE:
     Interest on deposits. . . . . . . . . . . . .     5,927    3,143    2,962
     Interest on borrowings. . . . . . . . . . . .       625      491       40
                    Total interest expense . . . .     6,550    3,634    3,002
                    Net interest income. . . . . .    10,883    7,768    6,333
PROVISION FOR POSSIBLE LOAN LOSSES . . . . . . . .       375      172      478
               Net interest income after provision
                  for possible loan losses . . . .    10,508    7,596    5,855
OTHER INCOME . . . . . . . . . . . . . . . . . . .     2,177      855    1,338
OTHER EXPENSES:
   Salaries and employee benefits. . . . . . . . .     3,700    2,745    2,337
   Occupancy and equipment . . . . . . . . . . . .     1,418      919      708
   Amortization of intangible assets and
                           organizational costs  .       191      110      111
   Other operating expenses. . . . . . . . . . . .     4,130    2,351    1,932
              Total other expenses . . . . . . . .     9,439    6,125    5,088
              Income before income taxes . . . . .     3,246    2,326    2,105
PROVISION FOR INCOME TAXES . . . . . . . . . . . .     1,174      840      804
                    Net Income . . . . . . . . . .    $2,072   $1,486   $1,301
WEIGHTED AVERAGE SHARES OUTSTANDING. . . . . . . .     1,653    1,513    1,501
NET INCOME PER SHARE . . . . . . . . . . . . . . .     $1.25     $.98     $.87


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Note to Accompanying Financial Statements

Effective December 31, 1995, the Corporation acquired BCB by merger. Each share of BCB common stock outstanding was exchanged for 1.7 shares of the Corporation's common stock, resulting in the issuance of approximately 629,000 shares. The acquisition has been accounted for as a pooling of interests and as such, the consolidated financial statements of the Corporation include the amounts of BCB for all periods presented.
Separate results of the combining companies are as follows:


                                                 1995     1994     1993

Net interest income
          Corporation. . . . . . . . . . . .  $ 7,110   $4,554   $4,003
          BCB. . . . . . . . . . . . . . . .    3,773    3,214    2,330
                                              $10,833   $7,768   $6,333
Net income
           Corporation . . . . . . . . . . .  $ 1,533   $  966   $  835
           BCB . . . . . . . . . . . . . . .      539      520      466
                                              $ 2,072   $1,486   $1,301




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                                 EXHIBIT 23.1




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                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






To Great Falls Bancorp:


As independent public accountants, we hereby consent to the use of our report dated January 17, 1995 on the financial statements of Bergen Commercial Bank incorporated by reference in Great Falls Bancorp's Form 8-K/A and to all references to our firm included in this Form 8-K/A.




                                   \s\Arthur Andersen LLP


Roseland, New Jersey
March 15, 1996